UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2006

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Registrant's U.S. Bank Credit Agreement

On November 30, 2006, an indirect wholly-owned subsidiary of the registrant entered into the Fifth Amendment (the "U.S. Bank Amendment") to its Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended (the "U.S. Bank Agreement"), between MMA Mortgage Investment Corporation and U.S. Bank National Association. Among other things, the U.S. Bank Amendment (a) extended the latest termination date of the U.S. Bank Agreement to November 30, 2007, (b) set the revolving commitment under the U.S. Bank Credit Agreement at $225 million for the month of December 2006 and $180 million from January 1, 2007 through the new termination date and (c) increased the leverage ratio for the quarter ending December 31, 2006 to 8:1.

Amendment to Registrant's $70 Million Credit Agreement with Bank of America

On December 1, 2006, two indirect wholly-owned subsidiaries of the registrant entered into the Fourth Amendment (the "BOA Amendment") to the Amended and Restated Credit Agreement, as amended (the "BOA Agreement"), among MMA Construction Finance, LLC, MMA Mortgage Investment Corporation, the lenders party thereto and Bank of America, N.A. Among other things, the BOA Amendment extended the maturity date of the BOA Agreement to May 12, 2007.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Fifth Amendment, dated as of November 30, 2006, to the Amended and Restated Credit Agreement, as amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association

10.2 Fourth Amendment, dated as of December 1, 2006, to the Amended and Restated Credit Agreement, as amended, among MMA Construction Finance, LLC, MMA Mortgage Investment Corporation, the lenders party thereto and Bank of America, N.A.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

December 5, 2006	By:	/s/ Anthony Mifsud

Name: Anthony Mifsud
Title: Senior Vice President and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Fifth Amendment, dated as of November 30, 2006, to the Amended and Restated Credit Agreement, as amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association
10.2	Fourth Amendment, dated as of December 1, 2006, to the Amended and Restated Credit Agreement, as amended, among MMA Construction Finance, LLC, MMA Mortgage Investment Corporation, the lenders party thereto and Bank of America, N.A.